Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	July 3, 2006

Issuer Name and Ticker or Trading Symbol:	PanAmSat Holding Corporation (PA)

Designated Filer:	KKR Millennium GP LLC

Other Joint Filers:

Constellation, LLC, KKR Millennium Fund, L.P., KKR Associates Millennium L.P., KKR Partners III, L.P., KKR III GP LLC, Henry R. Kravis, George R. Roberts, James H. Greene, Jr., Paul E. Raether, Michael W. Michelson, Perry Golkin, Johannes P. Huth, Todd A. Fisher, Marc Lipschultz, Jacques Garaialde, Reinhard Gorenflos, Michael M. Calbert, and Scott C. Nuttall

Address:	The principal business address of each of the filers is c/o Kohlberg Kravis Roberts & Co., L.P., 9 West 57th Street, New York, NY 10019

Notes:

Prior to the Merger, the shares of Common Stock were held of record by Constellation, LLC.  As senior member of Constellation, LLC, KKR Millennium Fund L.P. may have been deemed to have been the beneficial owner of such shares of Common Stock held by Constellation, LLC.  As the sole general partner of KKR Millennium Fund L.P., KKR Associates Millennium L.P. may have been deemed to have been the beneficial owner of such shares of Common Stock held by Constellation, LLC.  As the sole general partner of KKR Associates Millennium, L.P., KKR Millennium GP LLC may also have been deemed to have been the beneficial owner of such shares of Common Stock held by Constellation, LLC.  As a member of Constellation, LLC, KKR Partners III, L.P. may also have been deemed to have been the beneficial owner of such shares of Common Stock held by Constellation, LLC.  As the sole general partner of KKR Partners III, L.P., KKR III GP LLC may also have been deemed to have been the beneficial owner of such shares of Common Stock held by Constellation, LLC.

KKR Millennium GP LLC and KKR III GP LLC are each Delaware limited liability companies, the members of which are Henry R. Kravis, George R. Roberts, James H. Greene, Jr., Paul E. Raether, Michael W. Michelson, Perry Golkin, Johannes P. Huth, Todd A. Fisher, Alexander Navab, Marc Lipschultz, Jacques Garaialde, Reinhard Gorenflos, Michael M. Calbert and Scott C. Nuttall.  Since the filing of the Form 3, Scott M. Stuart and Edward A. Gilhuly are no longer members, and Messrs. Gorenflos, Calbert and Nuttall became members of KKR Millennium GP LLC and KKR III GP LLC.  As members of KKR Millennium GP LLC and KKR III GP LLC, each of the individual Reporting Persons may have been deemed to have shared beneficial ownership of any shares of Common Stock that KKR Millennium GP LLC or KKR III GP LLC, may have been deemed to have beneficially owned.

Each Reporting Person, other than Constellation, LLC, disclaims beneficial ownership of these securities, except to the extent of his or its pecuniary interest therein.

The filing of this statement shall not be deemed and admission that, for purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise, the Reporting Persons, other than Constellation, LLC, were the beneficial owners of any or all such equity securities covered by this statement.

Signatures:

KKR MILLENNIUM GP LLC

By:	*
Henry R. Kravis
Member

CONSTELLATION, LLC

By:	/w/ William J. Janetschek
William J. Janetschek
Vice President

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P.,
General Partner

By:	KKR Millennium GP LLC
General Partner

By:	*
Henry R. Kravis
Member

KKR ASSOCIATES MILLENNIUM L.P.

By:	KKR Millennium GP LLC
General Partner

By:	*
Henry R. Kravis
Member

KKR PARTNERS III, L.P.

By:	KKR III GP LLC
General Partner

By:	*
Henry R. Kravis
Member

KKR III GP LLC

By:	*
Henry R. Kravis
Member

*
Henry R. Kravis

*
George R. Roberts

*
James H. Greene, Jr.

*
Paul E. Raether

*
Michael W. Michelson

*
Perry Golkin

*
Johannes P. Huth

*
Todd A. Fisher

*
Marc Lipschultz

*
Jacques Garaialde

*
Reinhard Gorenflos

*
Michael M. Calbert

*
Scott C. Nuttall

* By:	/s/ William J. Janetschek
William J. Janetschek,
by power of attorney for each Reporting Person
previously filed as Exhibit 24.1 to Form 3 and
and filed hereto as Exhibit 24.1.

Date: July 5, 2006